Exhibit 10.20 (a)
                            MCMS, INC.

                AGREEMENT EVIDENCING A GRANT OF A
      NONQUALIFIED STOCK OPTION UNDER 1998 STOCK OPTION PLAN

     Agreement  made  as  of **** between MCMS,  Inc.,  an  Idaho
corporation  (the "Company"), and **** ("Grantee").   Capitalized
terms used but not defined herein shall have the meanings assigned to such terms in the Plan (as defined below).

     1. Grant of Option. Pursuant to the MCMS, Inc. 1998 Stock Option Plan (the "Plan"), the Company hereby grants to Grantee, as of the grant date specified above, a nonqualified stock option (the "Option") to purchase **** shares (which number of shares may be adjusted as provided in the Plan) of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), at the exercise price per share of $2.27 subject to the terms and conditions set forth herein and in the Plan. Attached hereto as Annex A is a summary of the terms of the Option evidenced by this Agreement.

     2. Grantee Bound by Plan. Attached hereto as Annex B is a copy of the Plan which is incorporated herein by reference and made a part hereof. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. The Plan should be carefully examined before any decision is made to exercise the Option.

     3. Exercise of Option. Subject to the earlier termination of the Option as provided herein and in the Plan and subject to
Section 7, the Option may be exercised, in whole or in part, to the extent it has become vested, by written notice to the Company at any time and from time to time after the date of grant. An Option shall not be exercisable in any event after the tenth anniversary of grant. An Option may not be exercised for a fraction of a share of Common Stock. Options are subject to cancellation as provided in the Plan.

     4. Vesting of Option. This Option shall vest and become exercisable with respect to the Option Shares subject to this Option as follows:

          (a) Class I Option Shares. This Option shall vest and become exercisable with respect to 50% of the Option Shares subject to this Option (the "Class I Option Shares") provided the Grantee remains continuously employed with the Company after the date hereof and through and including the vesting dates described below as follows:

                                           Number of Class I
          Vesting Date                    Option Shares Vested
--------------------------------    -----------------------------

The first anniversary of the         1/4 of Class I Option Shares
Vesting Commencement Date (see
Annex A hereto)

The last day of each of the first   1/48 of Class I Option Shares
36 months after the first
anniversary of the Vesting
Commencement Date
-----------------------------------------------------------------

          (b)  Class II Option Shares.

               (i) Time Vesting. This Option shall vest and become exercisable with respect to the remaining 50% of the Option Shares subject to this Option (the "Class II Option Shares") on the seventh anniversary of the Vesting Commencement Date provided that the Grantee has been continuously employed with the Company from the Vesting Commencement Date through the seventh anniversary thereafter.

               (ii) Performance Vesting. This Option shall vest and become exercisable with respect to the Class II Option Shares prior to the seventh anniversary upon the attainment of certain goals described in this Section 4(b)(ii). This Option shall vest and become exercisable with respect to the following percentages of Class II Option Shares on the vesting dates set forth opposite such percentages below if
     (x) the Company's EBITDA (as defined below) for the fiscal year ending on such vesting date equals at least the dollar amount set forth opposite such vesting date (each an "EBITDA Target") and (y) the Grantee has been continuously employed with the Company from the date hereof through the applicable vesting date:



-----------------------------------------------------------------
    Vesting Date         EBITDA Target     Percentage of Class II
                                            Option Shares Vested
--------------------  -------------------  ----------------------

  August 30, 1999         $30,548,463               50%


  August 30, 2000     To be determined by           50%
                      further action of
                      the Compensation
                      Committee of the
                      Board of Directors
-----------------------------------------------------------------


     "EBITDA"   shall   have   the  same  meaning   ascribed   to
"Consolidated EBITDA" in the Credit Agreement, dated as of February 26, 1998, among MCMS, Inc., various lending institutions named therein, and Bankers Trust Company, as amended.

     In the event the Company consummates an acquisition of another Person the EBITDA Targets for the periods occurring after such acquisition will be adjusted in good faith by Grantee and approved by the Board, and such adjusted and approved EBITDA Targets shall, once approved, be deemed the EBITDA Targets for all purposes hereunder.

     5.     Conditions  to  Exercise.   The  Option  may  not  be
exercised by Grantee unless the following conditions are met:

          (a) The Option has become vested with respect to the Option Shares to be acquired pursuant to such exercise;

          (b) legal counsel for the Company must be satisfied at the time of exercise that the issuance of shares of Common Stock upon exercise will be in compliance with the Securities Act and applicable United States federal, state, local and foreign laws; and

          (c) Grantee must pay at the time of exercise the full purchase price for the shares of Common Stock being acquired hereunder in accordance with the terms of the Plan.


     6.    Right  to  Purchase Option Shares Upon Termination  of
Employment.

          (a) Repurchase Right. In the event a Participant's employment with the Company is terminated for any reason, the Option Shares (whether held by such Participant or one or more transferees and including any Option Shares acquired subsequent to such termination of employment) will be subject to repurchase by the Company pursuant to the terms and conditions set forth in this Section 6 (the "Repurchase Option") at a price per share equal to the Fair Market Value thereof determined as of the Termination Date.

          (b) Repurchase Notice. The Board may elect to purchase all or any portion of the Option Shares by delivery of written notice (the "Repurchase Notice") to the holder or holders of the Option Shares within 180 days after the Termination Date (or if termination is caused by the Participant's death or disability, 180 days after the expiration of the Options held by such Participant). The Repurchase Notice will set forth the number of Option Shares to be acquired from such holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

          (c) Closing of Repurchase. The closing of the repurchase transaction will take place on the date designated by the Company in the Repurchase Notice, which date will not be more than 45 days nor less than 10 days after the delivery of such notice. The Company will pay for the Option Shares to be purchased pursuant to the Repurchase Option by delivering, at the option of the Company to such Participant and/or the other holder(s), (1) a check in the amount of the aggregate sale price of the Option Shares to be repurchased or (2) if the aggregate consideration to be paid to such holder(s) of Option Shares exceeds $50,000, a check in the amount of 20% of the aggregate sale price of the Option Shares to be repurchased (except to the extent not permitted under that certain revolving credit facility with various lending institutions and Bankers Trust Company of up to $40.0 million, a note in compliance therewith) and a subordinated promissory note in a principal amount equal to the remainder of the aggregate sale price, bearing interest at a floating rate of interest equal to the prime rate as stated from time to time by Chase Manhattan Bank or any successor thereto, and payable, as to principal and interest, in four equal annual installments on the first four anniversaries of the closing of such repurchase; provided that if the Company determines that withholding tax is required with respect to the exercise of a Repurchase Option, the Company shall withhold an amount equal to such withholding tax from the purchase price. At the closing, the Participant and each other seller will deliver the certificates representing the Option Shares to be sold duly endorsed in form for transfer to the Company or its designee, and the Company will be entitled to receive customary representations and warranties from the Participant and the other sellers regarding title to the Option Shares.

     7.   Restrictions on Transfer.

          (a) Restrictions. A Participant may not sell, pledge or otherwise transfer any interest in any Option Shares except pursuant to the provisions of this Section 7. At least 60 days prior to making any transfer, the Participant proposing such transfer shall deliver a written notice (the "Sale Notice") to the Company. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer. Such Participant (and such Participant's transferees) shall not consummate any such transfer until 60 days after the Sale Notice has been delivered to the Company, unless the Company has notified such Participant in writing that it will not exercise its rights under this Section
7. (The date of the first to occur of such events is referred to herein as the "Authorization Date").

          (b)   Repurchase  Option.  The  Company  may  elect  to
purchase all or any portion of the Option Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice (the "Right of First Refusal") by delivering a written notice of such election to such Participant within 30 days after the receipt of the Sale Notice by the Company (the "Election Notice"). If the Company has not elected to purchase all of the Option Shares specified in the Sale Notice, such Participant may transfer the Option Shares not purchased by the Company to the prospective transferee(s) as specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any Option Shares not so transferred within such 60-day period must be re-offered to the Company in accordance with the provisions of this Section 7 in connection with any subsequent proposed transfer.

          (c)   Exceptions.  The restrictions contained  in  this
Section 7 will not apply with respect to transfers of Option Shares (1) pursuant to applicable laws of descent and distribution, (2) pursuant to the Shareholders Agreement or (3) among the Participant's family group; provided that the restrictions contained in this paragraph will continue to be applicable to the Option Shares after any such transfer and the transferees of such Option Shares have agreed in writing to be bound by the terms and provisions of this Plan and the Option grant, as amended from time to time. The Participant's "family group" means the Participant's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of the Participant and/or the Participant's spouse and/or descendants.

     8. Administration. Any action taken or decision made by the Company, the Board, or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

     9. No Rights as Shareholder. Unless and until a certificate or certificates representing such shares of Common Stock shall have been issued to Grantee (or any person acting under Section 7 above), Grantee shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares of Common Stock acquirable upon exercise of the Option.

     10. Investment Representation. Grantee hereby acknowledges that the shares of Common Stock which Grantee may acquire by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares of Common Stock under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the shares of Common Stock which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws.

     11.  Sale of the Company.

          (a) Consent to Sale of Company. If the Board and the holders of a majority of the shareholders of the Company's then outstanding shares of capital stock approve a Sale of the Company (the "Approved Sale"), you will (i) consent to and raise no objections against the Approved Sale or the process pursuant to which the Approved Sale is arranged, (ii) waive any dissenter's rights and any similar rights with respect thereto and (iii) if the Approved Sale is structured as a sale of stock, you will agree to sell all of your Option Shares and rights to acquire Option Shares on the terms and conditions approved by the Board and the shareholders of a majority of the shares of capital stock then outstanding. You will take all necessary and desirable actions in connection with the consummation of the Approved Sale as requested by the Board.

          (b) Purchaser Representative. If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), you will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If you appoint the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if you decline to appoint the purchaser representative designated by the Company you will appoint another purchaser representative (reasonably acceptable to the Company), and you will be responsible for the fees of the purchaser representative so appointed.

          (c) Termination of Restrictions. The provisions of this Section 11 will terminate when the Company has sold shares of its Common Stock pursuant to a Qualified Initial Public
Offering.

     12. Notification of Inquiries and Agreements. Grantee and each permitted transferee shall notify the Company in writing within 10 days after the date the Grantee or such permitted transferee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any way to the value of Options granted pursuant to this Agreement; (ii) includes or agrees (including, without limitation, in any settlement, closing, or other similar agreement) to include in gross income with respect to Options granted pursuant to this Agreement (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to Grantee by the Company, or (B) if no such Form is received, any amount; or (iii) exercises, sells, disposes of, or otherwise transfers (other than to a permitted transferee) an Option acquired pursuant to this Agreement. Upon request, Grantee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

     13. Listing and Registration of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of the Option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate.

     14. Rights of Participants. Neither this Agreement nor the Plan creates any employment rights in Grantee and the Company shall have no liability hereunder for terminating Grantee's employment or materially reducing Grantee's responsibilities.

     15. Notices. Any notice hereunder to the Company shall be addressed to the Company, Attention: Board of Directors, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

     16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

     17. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of whichever state in the United States in which the Company is incorporated from time to time.

                    *     *     *     *     *

     IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                 MCMS, INC.




                                 Name:
                                 Title:



                                 GRANTEE




                                 Employee's Signature



                                 Name of Employee (Print)

                             ANNEX A

                     SUMMARY OF OPTION TERMS

Name of Grantee:

                                       Class I Options

Date of Option Grant:
                                 --------------------------------

Total Option Shares Granted:
                                 --------------------------------

Option Exercise Price Per Share:
                                 --------------------------------

Total Option Exercise Price:
                                 --------------------------------

Option Term/Expiration Date:
                                 --------------------------------

Vesting Commencement Date:
                                 --------------------------------

Vesting Schedule:
                                 --------------------------------

-----------------------------------------------------------------
                                       Number of Class I
         Vesting Date                 Option Shares Vested
------------------------------  ---------------------------------
The first anniversary of the     1/4 of Class I Option Shares
Vesting Commencement Date

The last day of each of the      1/48 of Class I Option Shares
first 36 months after the first
anniversary of the Vesting
Commencement Date
-----------------------------------------------------------------

                        Class II Options

Date of Option Grant:
                                 --------------------------------

Total Option Shares Granted:
                                 --------------------------------

Option Exercise Price Per Share: --------------------------------


Total Option Exercise Price:     --------------------------------


Option Term/Expiration Date:     --------------------------------


Vesting Commencement Date:       --------------------------------


Vesting Schedule:                --------------------------------


   Class II Options shall vest and become exercisable on the seventh anniversary of the Vesting Commencement Date provided that the Grantee has been continuously employed with the Company from the Vesting Commencement Date through the seventh anniversary thereafter. Class II Options shall vest and become exercisable prior to the seventh anniversary of the Vesting Commencement Date upon the attainment of certain goals as follows:


-----------------------------------------------------------------
   Vesting Date         EBITDA Target      Percentage of Class II
                                            Option Shares Vested
--------------------  -------------------  ----------------------

  August 30, 1999          $30,548,463              50%


  August 30, 2000    To be determined by            50%
                     further action of the
                     Compensation
                     Committee of the
                     Board of Directors
-----------------------------------------------------------------

                             ANNEX B
                            MCMS, INC.
                      1998 STOCK OPTION PLAN


                            ARTICLE I

                     Purpose of Plan of Plan

     The 1998 Stock Option Plan (the "Plan") of MCMS, Inc. (the "Company"), adopted by the Board of Directors and shareholders of the Company effective May 14, 1998, is intended to advance the best interests of the Company by providing executives, key employees and certain advisors of the Company or any Subsidiary (as defined below) who have substantial responsibility for the management and growth of the Company or any Subsidiary with additional incentives by allowing such employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "Securities Act") and, unless and until the Common Stock (as defined below) is publicly traded, the issuance pursuant to the Plan of stock purchase options to purchase shares of Common Stock ("Options"), and the issuance of Common Stock upon the exercise of Options issued pursuant to the Plan, are each intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.


                            ARTICLE II

                           Definitions

     For purposes of the Plan the following terms have the indicated meanings:

     "Authorization  Date" has the meaning  ascribed  thereto  in
Section 5.9(a) hereof.

     "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

     "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board.

     "Common Stock" means the Class A Common Stock, $0.001 par value per share, of MCMS, Inc., an Idaho corporation.

     "Election  Notice"  has  the  meaning  ascribed  thereto  in
Section 5.9(b) hereof.

     "Fair Market Value" per share on any given date means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which such stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such stock is not so listed, the average of the representative bid and asked prices quoted on the Nasdaq Stock Market as of 4:00 P.M., New York time, or, if on any day such stock is not quoted on the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time the Common Stock is not listed or quoted, the Fair Market Value per share shall be determined by the Committee or the Board based on such factors as the members thereof in the exercise of their business judgment, consider relevant.

     "Measurement Date" means the date on which any taxable income resulting from the exercise of an Option is determined under applicable federal income tax law.

     "Option Agreement" has the meaning set forth in Section  6.1 hereof.

     "Option Shares" shall mean (i) all shares of Common Stock issued or issuable upon the exercise of an Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock. Unless provided otherwise herein or in the Participant's Option Agreement, Option Shares will continue to be Option Shares in the hands of any holder other than the Participant (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Option Shares hereunder.

     "Options" has the meaning set forth in the preamble hereof.

     "Participant" means (i) any employee of the Company or any Subsidiary or (ii) any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity who has been selected to participate in the Plan by the Committee or the Board.

     "Permitted Transferee" means those persons to whom the Participant is authorized (1) pursuant to Section 5.9, to transfer Option Shares, or (2) pursuant to Section 6.3, to transfer Options.

     "Person"   means   any   individual,   partnership,    firm,
corporation, association, trust, unincorporated organization or other entity.

     "Plan" has the meaning set forth in the preamble hereof.

     "Qualified Initial Public Offering" means an offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force pursuant to which the public offering price per share of which is not less than $14.00 (adjusted to reflect stock dividends, stock splits or recapitalizations) after the date hereof and results in aggregate gross cash proceeds to the Corporation of at least $30,000,000 (before deduction of underwriting discounts and expenses).

     "Repurchase  Notice"  has the meaning  ascribed  thereto  in
Section 5.8(b) hereof.

     "Repurchase  Option"  has the meaning  ascribed  thereto  in
Section 5.8(a) hereof.

     "Right of First Refusal" has the meaning ascribed thereto in
Section 5.9(b) hereof.

     "Sale  Notice" has the meaning ascribed thereto  in  Section
5.9(a) hereof.

     "Sale of the Company" means the sale of the Company to any Third Party or Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances necessary to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

     "Securities Act" has the meaning ascribed thereto in Article
1 hereof.

     "Shareholders Agreement" means the Shareholders Agreement dated as of February 26, 1998 by and among the Company, Cornerstone Equity Investors IV, L.P., MEI California, Inc., Randolph Street Partners II, BT Investment Partners, Inc. and the other investors listed in Appendix A thereto.

     "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of the Company.

     "Termination Date" shall mean the date upon which such Participant's employment or engagement, as the case may be, with the Company terminated.

     "Third Party" means any Person which is not an Affiliate of the Company.

                           ARTICLE III

                          Administration

     The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.


                            ARTICLE IV

                  Limitation on Aggregate Shares

     The number of shares of Common Stock with respect to which Options may be granted under the Plan shall not exceed, in the aggregate, 2,500,000 shares, subject to adjustment in accordance with Section 6.4. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.


                            ARTICLE V

                              Awards

     5.1 Grant of Options. The Committee may grant Options to Participants from time to time in accordance with this Article V. Options granted under the Plan may be nonqualified stock options or "incentive stock options" within the meaning of Section 422 of the Code or any successor provision as specified by the Committee; provided, however, that no incentive stock option may be granted to any Participant who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of stock of the Company (or any Subsidiary), unless such incentive stock option shall at the time of grant (a) have a termination date not later than the fifth anniversary of the issuance date and
(b)  have an exercise price per share equal to at least  110%  of the Fair Market Value of a share of Common Stock on the date of grant. The exercise price per share of Common Stock under each Option shall be determined by the Committee or the Board at the time of grant; provided, however, that the exercise price per share of Common Stock under each incentive stock option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant, but not less than the par value per share (as adjusted pursuant to Section 6.4). Subject to Section 5.6, Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that any option intended to be an incentive stock option shall be treated as an incentive stock option only to the extent that the aggregate Fair Market Value of the Common Stock (determined as of the date of Option grant) with respect to which incentive stock options (but not nonqualified options) are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company and its Subsidiaries) does not exceed $100,000. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.

     5.2 Exercise Procedure. Options shall be exercisable, to the extent they are vested, by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) if approved by the Committee prior to exercise (or in the case of an incentive stock option, if approved by the Committee and set forth in the Option Agreement) by delivery of a full recourse promissory note of the Participant bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code, (iii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise as provided in Section 5.3 below, (iv) in the consideration received by the Company pursuant to a cashless exercise program implemented by the Company in connection with the Plan, or (v) in a combination of the foregoing.

     5.3 Exchange of Previously Acquired Stock. The Committee, in its discretion and subject to such conditions as the Committee may determine, may permit the exercise price for the shares being acquired upon the exercise of an Option to be paid, in full or in part, by the delivery to the Company of Common Stock. Any Common Stock so delivered shall be treated as the payment of cash equal to the aggregate Fair Market Value on the date of delivery of such Common Stock. In the case of incentive stock options, the Committee shall specify in the Option Agreement whether the option holder may satisfy the exercise price with respect to shares of Common Stock purchased upon exercise of such Option by delivering to the Company shares of previously acquired Common Stock. In the case of shares of Common Stock acquired upon exercise of an Option, such shares shall have been owned by the optionee for more than six months on the date of surrender, and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares of Common Stock as to which said Option shall be exercised.

     5.4  Withholding Tax Requirements.

          (a) Amount of Withholding. It shall be a condition of the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination.

(b)   Withholding  Procedure.   If the  Company  determines  that
  withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment and at the discretion of the Company, the Participant may elect to pay the Withholding Amount by either (i) delivering to the Company a number of shares of Common Stock having an aggregate Fair Market Value as of the Measurement Date not less than the Withholding Amount or (ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of shares of Common Stock, otherwise issuable upon the exercise of an Option, having an aggregate Fair Market Value as of the Measurement Date not less than the Withholding Amount. In addition, if the Committee approves, a Participant may elect pursuant to the prior sentence to deliver or direct the withholding of shares of Common Stock having an aggregate Fair Market Value in excess of the minimum Withholding Amount but not in excess of the Participant's applicable highest marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of shares of Common Stock to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Common Stock delivered to or withheld by the Company pursuant to this
  Section 5.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld; and at its election the Company may condition the transfer of any shares issued upon exercise of an incentive stock option upon receipt of such payment.

     5.5 Notification of Inquiries and Agreements. Each Participant and each Permitted Transferee shall notify the Company in writing within 10 days after the date such Participant or Permitted Transferee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of Options granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Option granted under this Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if no such Form was received, any amount; and/or (iii) exercises, sells, disposes of, or otherwise transfers an Option acquired pursuant to this Plan. Upon request, a Participant or Permitted Transferee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

     5.6 Conditions and Limitations on Exercise. At the discretion of the Committee, exercised at the time of grant, Options may vest, in one or more installments, upon (i) the fulfillment of certain conditions, (ii) the passage of a specified period of time, and/or (iii) the achievement by the Company or any Subsidiary of certain performance goals.

     5.7  Expiration of Options.

          (a) Normal Expiration. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

          (b) Early Expiration Upon Termination of Employment. Any part of any Option that was not vested on a Participant's Termination Date shall expire and be forfeited on such date, and any part of any Option that was vested on the Termination Date shall also expire and be forfeited to the extent not theretofore exercised on the thirtieth (30th) day (one year, if termination is caused by the Participant's death or disability) following the Termination Date, but in no event after the stated date of expiration thereof.

     5.8   Right  to  Purchase Option Shares Upon Termination  of
Employment.

          (a) Repurchase Right. In the event a Participant's employment with the Company is terminated for any reason, the Option Shares (whether held by such Participant or one or more transferees and including any Option Shares acquired subsequent to such termination of employment) will be subject to repurchase by the Company pursuant to the terms and conditions set forth in this Section 5.8 (the "Repurchase Option") at a price per share equal to the Fair Market Value thereof determined as of the Termination Date.

          (b) Repurchase Notice. The Board may elect to purchase all or any portion of the Option Shares by delivery of written notice (the "Repurchase Notice") to the holder or holders of the Option Shares within 180 days after the Termination Date (or if termination is caused by the Participant's death or disability, 180 days after the expiration of the Options held by such Participant). The Repurchase Notice will set forth the number of Option Shares to be acquired from such holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

          (c) Closing of Repurchase. The closing of the repurchase transaction will take place on the date designated by the Company in the Repurchase Notice, which date will not be more than 45 days nor less than 10 days after the delivery of such notice. The Company will pay for the Option Shares to be purchased pursuant to the Repurchase Option by delivering, at the option of the Company to such Participant and/or the other holder(s), (1) a check in the amount of the aggregate sale price of the Option Shares to be repurchased or (2) if the aggregate consideration to be paid to such holder(s) of Option Shares exceeds $50,000, a check in the amount of 20% of the aggregate sale price of the Option Shares to be repurchased (except to the extent not permitted under that certain revolving credit facility with various lending institutions and Bankers Trust Company of up to $40 million, a note in compliance therewith) and a subordinated promissory note in a principal amount equal to the remainder of the aggregate sale price, bearing interest at a floating rate of interest equal to the prime rate as stated from time to time by Chase Manhattan Bank or any successor thereto, and payable, as to principal and interest, in four equal annual installments on the first four anniversaries of the closing of such repurchase; provided that if the Company determines that withholding tax is required with respect to the exercise of a Repurchase Option, the Company shall withhold an amount equal to such withholding tax from the purchase price. At the closing, the Participant and each other seller will deliver the certificates representing the Option Shares to be sold duly endorsed in form for transfer to the Company or its designee, and the Company will be entitled to receive customary representations and warranties from the Participant and the other sellers regarding title to the Option Shares.

     5.9  Restrictions on Transfer.

          (a) Restrictions. A Participant may not sell, pledge or otherwise transfer any interest in any Option Shares except pursuant to the provisions of this Section 5.9. At least 60 days prior to making any transfer, the Participant proposing such transfer shall deliver a written notice (the "Sale Notice") to the Company. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer. Such Participant (and such Participant's transferees) shall not consummate any such transfer until 60 days after the Sale Notice has been delivered to the Company, unless the Company has notified such Participant in writing that it will not exercise its rights under this Section
5.9. (The date of the first to occur of such events is referred to herein as the "Authorization Date").

          (b)   Repurchase  Option.  The  Company  may  elect  to
purchase all or any portion of the Option Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice (the "Right of First Refusal") by delivering a written notice of such election to such Participant within 30 days after the receipt of the Sale Notice by the Company (the "Election Notice"). If the Company has not elected to purchase all of the Option Shares specified in the Sale Notice, such Participant may transfer the Option Shares not purchased by the Company to the prospective transferee(s) as specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any Option Shares not so transferred within such 60-day period must be reoffered to the Company in accordance with the provisions of this Section 5.9 in connection with any subsequent proposed transfer.

          (c)   Exceptions.  The restrictions contained  in  this
Section 5.9 will not apply with respect to transfers of Option Shares (1) pursuant to applicable laws of descent and distribution, (2) pursuant to the Shareholders Agreement or (3) among the Participant's family group; provided that the restrictions contained in this paragraph will continue to be applicable to the Option Shares after any such transfer and the transferees of such Option Shares have agreed in writing to be bound by the terms and provisions of this Plan and the Option grant, as amended from time to time. The Participant's "family group" means the Participant's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of the Participant and/or the Participant's spouse and/or descendants.

     5.10 Termination of Restrictions. The rights and obligations set forth in Sections 5.8 and 5.9 hereof will terminate upon the earlier of (A) the consummation by the Company of a Qualified Initial Public Offering or (B) the sale of Option Shares in accordance with the terms and conditions of Section 5.9 (except for a transfer pursuant to Section 5.9 (c)); provided that with respect to clause (B) above, such rights and obligations shall terminate only with respect to those Option Shares sold.


                            ARTICLE VI

                        General Provisions

     6.1 Written Agreement. Each Option granted hereunder shall be embodied in a written agreement (the "Option Agreement") which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

     6.2   Listing, Registration and Legal Compliance.  If at any
time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

     6.3    Options  Not  Transferrable.   Options  may  not   be
transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or, if such Participant is incapacitated, by such Participant's legal guardian or legal representative). In the event of the death of a Participant, Options which are not vested on the date of death shall terminate; exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options will pass by will or the laws of descent and distribution.

     6.4 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under the Plan or outstanding Options, adjust (1) the number and type of shares as to which options may be granted under the Plan, (2) the number and type of shares covered by outstanding Options, (3) the exercise prices specified therein and (4) other provisions of this Plan which specify a number of shares, all as such Board or Committee determines to be appropriate and equitable.

     6.5   Rights  of  Participants.  Nothing in the  Plan  shall
interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such
Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.6   Fair  Market  Value Determination.  Until  the  Common
Stock is listed on a security exchange or quoted on the Nasdaq Stock Market, the Board or the Committee will determine the Fair Market Value per share of Common Stock based on such factors as the members thereof in the exercise of their business judgment consider relevant as necessary and any Participant may receive upon termination of his or her employment with the Company the most recent Fair Market Value determination for the Common Stock upon written request to the Board.

     6.7 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without shareholder approval to the extent such approval is required by law, agreement or the rules of any exchange or national market system upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the written consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

     6.8 Amendment of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the written consent of such Participant.

     6.9 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against (i) all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and (ii) all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this Section 6.9 only if such member (1) acted in good faith and in a manner that such member reasonably believed to be in, and not opposed to, the best interests of the Company, and (2) with respect to any criminal action or proceeding, (A) had no reasonable cause to believe that such conduct was unlawful, and (B) upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

     6.10 Restricted Securities. Unless registered as described in Section 6.2 hereof, all Common Stock issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.


                      *    *    *    *    *